Exhibit 32.0

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADDED BY SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of OceanFirst Financial Corp. (the “Company”) on Form 10-Q for the period ending June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	To my knowledge the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

August 9, 2004	/S/ JOHN R. GARBARINO
John R. Garbarino Chief Executive Officer

August 9, 2004	/S/ MICHAEL FITZPATRICK
Michael Fitzpatrick Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to OceanFirst Financial Corp. and will be retained by OceanFirst Financial Corp. and furnished to the Securities and Exchange Commission or its staff upon request.